UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2012

GMX RESOURCES INC.

(Exact name of registrant as specified in its charter)

Oklahoma	001-32977	73-1534474
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Benham Place

9400 North Broadway, Suite 600

Oklahoma City, Oklahoma 73114

(Address of principal executive offices and zip code)

(405) 600-0711

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 19, 2012, GMX Resources Inc. (the “Company”, “we,” “us” or “our”) consummated its exchange offers (the “Exchange Offers”) for the Company’s outstanding 5.00% Senior Convertible Notes due 2013 (the “2013 Notes”) and the Company’s 4.50% Senior Convertible Notes due 2015 (the “2015 Notes” and, together with the 2013 Notes, the “Convertible Notes”), pursuant to which holders tendering 2013 Notes in the Exchange Offer received new Senior Secured Second-Priority Notes due 2018 (the “New Notes”) and shares of the Company’s common stock, and holders tendering 2015 Notes in the Exchange Offers received New Notes, as further described in Item 8.01 below.

New Notes Indenture and Security Agreements

On September 19, 2012, the Company executed an Indenture (the “New Notes Indenture”), dated as of September 19, 2012, among the Company and U.S. Bank National Association, as trustee and collateral agent. Pursuant to the New Notes Indenture, the Company issued $51,458,000 aggregate principal amount of New Notes.

Under the terms of the New Notes Indenture, interest on the New Notes will:

•	accrue at a rate of 9% per annum from the date of issuance of the New Notes or, if interest has already been paid, from the most recent interest payment date;

•

be payable, at the Company’s option, in cash, or with respect to interest paid prior September 19, 2014, either in the form of cash, freely tradable shares of the Company’s common stock pursuant to a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or a combination thereof,

•

be payable on each December 2, March 2, June 2 and September 2, commencing March 2, 2013, to holders of record of the New Notes as of the February 16, May 16, August 16 and November 16 immediately preceding the relevant interest payment date; and

•	be computed on the basis of a 360-day year comprised of twelve 30-day months.

The number of shares of common stock, if any, to be issued by the Company in lieu of cash interest will be calculated by assigning a value per share equal to the product of (a) 0.75 and (b) the 10-day volume weighted average price ending the business day prior to the interest payment date.

The New Notes will mature on March 2, 2018. The New Notes will be secured by second-priority perfected liens on substantially all right, title and interest in or to substantially all of the assets and properties owned or acquired by the Company (the “Collateral”). The Collateral obligations are governed by, among other security documents, the Security Agreement and the Intercreditor Agreement, which are filed with this Current Report on Form 8-K as Exhibits 4.3 and 4.4, respectively, and are incorporated by reference herein.

The New Notes are senior obligations of the Company and are secured by a second-priority perfected note lien on the Collateral (subject to certain permitted liens). The New Notes rank senior in right of payment to all existing and future obligations of the Company that are expressly subordinated in right of payment to the New Notes. The New Notes rank pari passu to all unsubordinated obligations of the Company (though they will be effectively senior to any such obligations, other than the Company’s Senior Secured Notes due 2017 (the “2017 Notes”) to the extent of the value of the collateral securing the obligations under the New Notes). The New Notes are effectively subordinated to the 2017 Notes to the extent of the collateral securing the 2017 Notes. The New Notes are effectively subordinated to all obligations of the Company that are subject to certain permitted liens (including, without limitation, certain letter of credit facilities and hedging obligations) ranking higher than the New Notes to the extent of the value of the collateral securing such obligations or that are subject to a permitted lien that causes the assets subject to such lien to be excluded from the collateral. The New Notes are also effectively subordinated to all obligations of any of Subsidiaries of the Company, which have not guaranteed the New Notes.

The New Notes Indenture restricts, among other things, the Company’s and its restricted subsidiaries’ ability to:

•	incur or guarantee additional indebtedness or issue certain preferred stock;

•	pay dividends or make other distributions;

•	issue capital stock of our restricted subsidiaries;

•	transfer or sell assets, including the capital stock of our restricted subsidiaries;

•	make certain investments or acquisitions;

•	grant liens on our assets;

•	merge, consolidate or transfer all or substantially all of our assets.

The covenants are subject to important exceptions and qualifications contained in the New Notes Indenture.

If an event of default on the New Notes has occurred and is continuing, the aggregate principal amount of the New Notes, plus any accrued and unpaid interest and redemption premium, may be declared immediately due and payable at the trustee’s discretion or upon request of at least 25% in principal amount of the outstanding New Notes. These amounts automatically become due and payable upon the occurrence of certain bankruptcy events.

The Company may redeem any of the New Notes, in whole or in part, at any time. The Company will give not less than 30 nor more than 60 days notice of any such redemption.

If a Change of Control (as defined in the New Notes Indenture) occurs at any time that there are no 2017 Notes outstanding, we must offer to repurchase the New Notes at 101% of their principal amount, plus accrued and unpaid interest.

In addition, in connection with certain Asset Dispositions (as defined in the New Notes Indenture), if permitted under the indenture governing the 2017 Notes, we must offer to repurchase the New Notes with the proceeds of such Asset Dispositions within 30 days.

The descriptions of the New Notes Indenture and the New Notes are qualified in their entirety by reference to the full text of such documents, which are filed as Exhibit 4.1 and 4.2 hereto, respectively, and are incorporated by reference herein.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

On September 19, 2012, the Company issued $51,458,000 aggregate principal amount of New Notes pursuant to the New Notes Indenture. The information included in Item 1.01 of this Current Report on Form 8-K under the caption “New Notes Indenture and Security Agreements,” including the summaries of the Indenture, the Security Agreements and the New Notes contained therein, is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On September 19, 2012, in connection with the consummation of the exchange offers, the Company issued an aggregate of 7,176,384 shares of the Company’s common stock. The issuance of the New Notes and the common stock pursuant to the exchange offers was made pursuant to an exemption from the registration requirements of the Securities Act contained in Section 3(a)(9) of the Securities Act, as securities exchanged by an issuer with its existing security holders exclusively where not commission or other remuneration is paid or given directly or indirectly for soliciting the exchange.

The information included in Items 1.01, 2.03 and 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS

Pursuant to the terms of the Exchange Offers, on September 19, 2012, the Company issued (i) in exchange for $24,918,000 aggregate principal amount of 2013 Notes, $24,918,000 aggregate principal amount of New Notes and an aggregate 7,136,384 shares of common stock, and (ii) in exchange for $37,954,000 aggregate principal amount of 2015 Notes, $26,540,000 aggregate principal amount of New Notes.

On September 18, 2012, the Company issued a press release announcing the expiration the Exchange Offers and reporting the results thereof. The Company is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

4.1	Indenture dated as of September 19, 2012, by and among GMX Resources Inc. and U.S. Bank National Association, as Trustee and Collateral Agent.

4.2	Form of Senior Secured Second-Priority Note due 2018 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).

4.3	Security Agreement, dated as of September 19, 2012 between GMX Resources Inc. and U.S. Bank National Association, as Collateral Agent.

4.4	Intercreditor Agreement, dated September 19, 2012, by and among GMX Resources Inc., Diamond Blue Drilling Co., Endeavor Pipeline Inc. and U.S. Bank National Association, as Collateral Agent.

99.1	Press Release dated September 18, 2012 (incorporated by reference Exhibit (a)(5)(iv) to Amendment No. 5 to Schedule TO-I (File No. 005-62077) filed on September 18, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMX RESOURCES INC.

Date: September 20, 2012	By:	/s/ James A. Merrill
Name: James A. Merrill
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture dated as of September 19, 2012, by and among GMX Resources Inc. and U.S. Bank National Association, as Trustee and Collateral Agent.

4.2	Form of Senior Secured Second-Priority Note due 2018 (included as Exhibit A to Exhibit 4.1 of this Current Report on Form 8-K).

4.3	Security Agreement, dated as of September 19, 2012 between GMX Resources Inc. and U.S. Bank National Association, as Collateral Agent.

4.4	Intercreditor Agreement, dated September 19, 2012, by and among GMX Resources Inc., Diamond Blue Drilling Co., Endeavor Pipeline Inc. and U.S. Bank National Association, as Collateral Agent.

99.1	Press Release dated September 18, 2012 (incorporated by reference Exhibit (a)(5)(iv) to Amendment No. 5 to Schedule TO-I (File No. 005-62077) filed on September 18, 2012).